Exhibit 10.47

Proxy Agreement

Party A: Guangxi Liuzhou Baicaotang Medicine Ltd.

Legal Representative: Tang Huitian

Party B: Liuzhou Baicaotang Property Management Ltd.

Representative: Tang Huitian

Whereas,

(1)	Liuzhou Baicaotang Property Management Ltd. (“BCT Property”) holds a 51% equity interest in Guangxi Liuzhou Baicaotang Medicine Retail Ltd. (“BCT Retail”);

(2)	Party A holds a 49% equity interest in BCT Retail;

(3)	Party B desires to grant a proxy to Party A providing Party A the full rights to appoint the directors, officers and management of BCT Retail;

(4)
The parties desire to enter into this Proxy Agreement in order to make the contractual relationship between the parties consistent with past practices and understandings between the parties as it relates to the transfer of 51% of the equity interest of BCT Retail to BCT Property in April 2008.

Party A and Party B hereby enter into the following Proxy Agreement (“Proxy Agreement”):

1.
Party B hereby grants an irrevocable proxy to Party A providing Party A the full rights to appoint the directors, officers and management of BCT Retail and to vote any shares of capital stock of BCT Retail that Party B would otherwise be entitled to vote in connection with taking such actions.

2.
The revocation of any proxy described above would require the prior written consent of Party A. Any such revocation shall not affect the validity of any decision or act taken prior to such revocation’s effectiveness, pursuant to such proxy.

3.
Any dispute arising out of the performance of this Proxy Agreement shall be mutually negotiated between the parties. When failing to get a consistent settlement, any party may submit such dispute to the People’s Court of Liunan District, Liu Zhou City for determination.

4.	The terms and conditions set forth in herein should not be modified unless written agreed by the parties.

5.
This Proxy Agreement is made in nineteen counterparts with Party A holding two copies, Party B holding sixteen copies and the other one copy will be submitted to competent AIC for registration and filing. This Proxy Agreement shall become binding in the date signed by the Parties.

Party A: Guangxi Liuzhou Baicaotang Medicine Ltd.

Legal Representative：/s/ Tang Huitian

Date: May 19, 2010

Party B: Liuzhou Baicaotang Property Management Co., Ltd

Representative：/s/ Tang Huitian

Date: May 19, 2010